UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D. C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 8, 2013

Palmetto Bancshares, Inc.

(Exact name of registrant as specified in its charter)

South Carolina	0-26016	74-2235055
State or other jurisdiction of incorporation	Commission File Number	IRS Employer I.D. number

306 East North Street, Greenville, South Carolina	29601
Address of principal executive offices	Zip Code

800.725.2265

Registrant’s telephone number

N/A

(Former Name or Former Address, if Changed Since Last Report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[    ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[    ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[    ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[    ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 2 - FINANCIAL INFORMATION

Item 2.02. Results of Operations and Financial Condition

On March 8, 2013, we mailed to shareholders the 4th Quarter Report summarizing our results of operations for the three and twelve months ended December 31, 2012. A copy of the 4th Quarter Report to shareholders is attached hereto as Exhibit 99.1.

SECTION 9 – FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Item	Exhibit
99.1	4th Quarter Report to shareholders mailed on March 8, 2013

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PALMETTO BANCSHARES, INC.

By:

/s/ Roy D. Jones
Roy D. Jones
Chief Financial Officer (Principal Financial Officer and Principal Accounting Officer)

Date: March 11, 2013

INDEX TO EXHIBITS

Item Number	Exhibit
99.1	4th Quarter Report to shareholders mailed on March 8, 2013